Q Lotus Holdings, Inc. A Private Equity Holding Company	500 N Dearborn St, Suite 605 Chicago, IL 60654 (312) 379-1800

 September 22, 2011
Southshore Real Estate Development, LLC
Four Executive Boulevard – Suite 200
Suffern, NY  10901
Attention: Josh Goldstein

Re:  8th Amendment to Promissory Note

Dear Josh:

In accordance with our discussions, Q Lotus Holdings, Inc. and Southshore Real Estate Development, LLC hereby agree to further amend the Promissory Note dated February 23, 2011 (as amended, supplemented or otherwise modified from time to time) between Q Lotus Holdings, Inc. and Southshore Real Estate Development, LLC in the amount of two hundred thousand dollars ($200,000) such that, notwithstanding anything contained in the Promissory Note to the contrary:

1.	The Maturity Date for the aggregate principal balance equal to Five Hundred Forty Four Thousand Dollars ($544,000) is hereby extended to October 7, 2011.

Please acknowledge your acceptance of the above change by executing this amendment below.

Q Lotus Holdings, Inc.

By:          /S/ Gary A. Rosenberg
Gary Rosenberg
Its:          CEO

Understood and Agreed to this 22nd day of September, 2011.

Southshore Real Estate Development, LLC

By:          /S/ JOSH GOLDSTEIN
Josh Goldstein
Its:          General Partner